Confidential Treatment Requested

Exhibit 10.3

SECOND AMENDMENT TO

TECHNOLOGY AND SERVICES AGREEMENT

This SECOND AMENDMENT TO TECHNOLOGY AND SERVICES AGREEMENT (“Amendment”) is made by and between FMR LLC (“FMR”) and Envestnet Asset Management Group, Inc. (“Envestnet”) as of ____________, 2008 (the “Amendment Effective Date”). Reference is made to a certain Technology and Services Agreement dated as of March 31, 2008 by and between FMR and Envestnet (the “Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, FMR and Envestnet entered into the Agreement pursuant to which, among other things, FMR and Envestnet agreed that Envestnet would provide FMR with certain services; and

WHEREAS, FMR and Envestnet desire to clarify the correct business entity of “Envestnet.”

WHEREAS, NFS, Envestnet and Advisor wish to amend the Agreement to reflect the agreed upon pricing as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. The first sentence of the Agreement shall be amended to accurately state the parties to the Agreement as follows:

“This Technology and Services Agreement is made by and between FMR, LLC (“FMR”) and Envestnet Asset Management, Inc. (“Envestnet”), a Delaware corporation, as of March 31, 2008 (the “Effective Date”).”

2. Payment and Fees. Software License Fees. Section 5(b)(iv) of the Agreement is amended and restated in its entirety as follows:

“Commencing as of January 1, 2009, Envestnet shall invoice FMR and FMR shall pay Envestnet [***                                    ] per annum (the “Additional Annual Fee”) for each of the next three (3) years (together with the Initial Fee, the “Software License Fees”), subject to Fidelity’s right to withhold the Documentation Component as set forth herein. The Additional Annual Fee shall be payable on a quarterly basis within (30) days of the quarter end (and on a pro rata basis for any portion of any calendar quarter) in arrears (each such payment, an “Additional Quarterly Fee”).

3. Exhibit F. Table F-1: Envestnet Annual Platform Services Fee Payment Schedule By Investment Product Type. Note 4 in “Notes to Table F-1” of Exhibit F to the Agreement is amended and restated in its entirety as follows:

“Fidelity and Envestnet recognize that certain advisors will wish to avail themselves of a la carte services such as SMA light or stand-alone performance reporting. Such advisors may also wish to open other brokerage accounts within the same client proposal but manage these brokerage accounts directly, without using the products or services available through the Envestnet platform (“Self-Directed Accounts”). Both Envestnet and Fidelity have acknowledged the importance of this scenario, and in Envestnet’s contract with Fidelity Brokerage Services dated December 28, 2005, Envestnet provides for this scenario by allowing Fidelity’s advisor customers the ability to

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

incorporate in one proposal Self-Directed Accounts and accounts for which Envestnet provides a la carte services such as SMA light accounts or Performance Reporting Accounts without paying a basis point fee on Self-Directed Accounts. Envestnet agrees to allow Fidelity’s advisor clients to continue using the proposal tool for the purpose of combining these Self-Directed Accounts with the accounts managed jointly between the advisor and Envestnet without paying a basis point fee on the Self-Directed Accounts. Envestnet agrees to be compensated through the proposed license fee for the source code access to the Envestnet Proposal tool. However for the purpose of opening Self-Directed Accounts, Fidelity will continue to pay Envestnet [***    ] per quarter for administering the data needed to support this a la carte usage until aggregate IWS Platform Services Fees exceed [***]/year or upon Envestnet obtaining reduced clearing/custody fees to our mutual satisfaction, at which time Envestnet shall then waive the [***    ] per quarter proposal data admin fee.

3. Miscellaneous.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. Except as specifically amended by Sections 1 and 2 above, the Agreement shall continue unchanged and in full force and effect according to its terms. This Amendment may not be altered, amended, or modified except by a written instrument signed by an authorized representative of each Party.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and effective as of the Amendment Effective Date.

ENVESTNET ASSET MANAGEMENT, INC.

By:	Date:
Name:
Title:

FMR LLC

By:	Date:
Name:
Title:

By:	Date:
Name:
Title:

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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